                                                                      EXHIBIT 32


                CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND
                          THE CHIEF FINANCIAL OFFICER

         Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Lottery & Totalizator Systems, Inc. (the "Company") hereby certifies that:

         (i) the Annual Report on Form 10-KSB of the Company for the fiscal year ended April 30, 2003 (the "Report") fully complies with the requirements of
    Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


    Dated:  September 4, 2003          /s/ M. Mark Michalko
                                       ------------------------------
                                       M. Mark Michalko
                                       Chief Executive Officer
                                       Acting Chief Financial Officer